UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K



                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

     Date of Report  (Date of earliest event reported): January  27, 2004


                      American Water Star, Inc.
        (Exact Name of Registrant as Specified in Its Charter)

                               Nevada
           (State or other jurisdiction of incorporation)


          000-22785                            87-0636498
     (Commission File Number)               (I.R.S. Employer
                                           Identification No.)


  4560 S. Decatur, Suite 301, Las Vegas, Nevada             89103
     (Address of Principal Executive Offices)            (Zip Code)


                         702-740-7036
    (Registrant's Telephone Number, including area code)



Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

       On January 27, 2004, American Water Star, Inc., a Nevada corporation (the "Registrant"), announced that it would spin-off American Distribution & Packaging, Inc., a Nevada corporation ("ADP"), a wholly-owned subsidiary of the Registrant, by distributing stock of ADP to the Registrant's stockholders on a one share for one share basis. The spin-off is intended to allow the Registrant to focus on the traditional bottled beverage market and to allow ADP to focus on the bag box beverage market. The distribution of shares will take place once a registration statement is filed and declared effective by the Securities and Exchange Commission. A copy of Registrant's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits

a.   Financial Statements

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits.

     99.1   American Water Star, Inc. January 27, 2004 Press
            Release concerning Spin-Off.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN WATER STAR, INC.


January 27, 2004              By: /s/
                              Roger Mohlman
                              President and Chief Executive Officer


Exhibit Index.

99.1 American Water Star, Inc. January 27, 2004 Press
     Release concerning Spin-Off.